John Hancock Trust
Supplement dated August 1, 2010
to the Prospectus dated May 3, 2010
Lifestyle Trusts
Lifecycle Trusts
All Cap Core Trust
Effective August 1, 2010, QS Investors, LLC (“QS Investors”) succeeded Deutsche Investment Management Americas Inc. (“DIMA”) as the subadviser to the All Cap Core Trust and as a subadviser to each of the Lifestyle and Lifecycle Trusts. With respect to each of the Lifestyle and Lifestyle Trusts, QS Investors will provide manager optimization services and MFC Global Investment Management (U.S.A.) Limited will continue to provide asset management services to these funds as principal subadviser.
QS Investors is a Delaware limited liability company that is 100% employee-owned with its managing members, Janet Campagna, James Norman, Rosemary Macedo, Marco Véissid and Robert Wang, having a controlling interest in the firm. A majority of the managing members are former members of DIMA’s Quantitative Strategies Group that previously provided services to the Lifestyle, Lifecycle and All Cap Core Trusts.
The portfolio managers of the All Cap Core Trust are:
Robert Wang. Head of Portfolio Implementation. Prior to joining QS Investors in August 2010, Mr. Wang managed the All Cap Core Trust as Managing Director and Global Head of Quantitative Strategies Portfolio Management at DIMA. Mr. Wang joined DIMA in 1995 as a senior fixed-income portfolio manager.
Russell Shtern, CFA. Portfolio Manager. Prior to joining QS Investors in August 2010, Russell Shtern managed the All Cap Core Trust as Vice President and Portfolio Manager for Active Quantitative Equity at DIMA. Mr. Shtern joined DIMA in 1999 as a trader’s assistant on the options and equity swaps desk.